Supplement to
Fidelity® Variable Insurance Products
Initial Class
April 30, 2003
Prospectus

The following information replaces similar information for VIP Telecommunications & Utilities Growth Portfolio found in the "Fund Management" section on page 19.

Brian Younger is manager of VIP Telecommunications & Utilities Growth Portfolio, which he has managed since May 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in June 1995, Mr. Younger has worked as a research analyst and manager.

VIPFCI-03-02 May 5, 2003
1.765122.108